SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                            Reported): June 29, 2004




                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                 333-110437            41-1955181
        (State or Other             (Commission         (I.R.S. Employer
 Jurisdiction of Incorporation)     File Number)     Identification Number)




       8400 Normandale Lake Blvd., Suite 250, Minneapolis, Minnesota 55437
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (952) 857-7000
  _____________________________________________________________________________


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Items 1 through 4, Item 6, Item 8 and Item 9 are not  included  because they are not applicable.

Item 5.    Other Events.

On June 29, 2004, Residential Asset Mortgage Products, Inc. caused the issuance and sale of the Mortgage Asset-Backed Pass-Through Certificates, Series 2004-RZ2, pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2004, among Residential Asset Mortgage Products, Inc., as company, Residential Funding Corporation, as master servicer, and JPMorgan Chase Bank, as trustee.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a)               Not applicable

(b)               Not applicable

(c) Exhibits: The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed.

          10.1 Pooling and Servicing Agreement, dated as of June 1, 2004, among Residential Asset Mortgage Products, Inc., as company, Residential Funding Corporation, as master servicer, and JPMorgan Chase Bank, as trustee.

          10.2 Assignment and Assumption Agreement, dated the June 29, 2004, between Residential Funding Corporation and Residential Asset Mortgage Products, Inc.

          10.3 Certificate Guaranty Insurance Policy No. 04030012 issued by the Certificate Insurer in respect of the Mortgage Asset-Backed Pass-Through Certificates, Series 2004-RZ2, Class A-I.

          10.4 Certificate Guaranty Insurance Policy No. 04030013 issued by the Certificate Insurer in respect of the Mortgage Asset-Backed Pass-Through Certificates, Series 2004-RZ2, Class A-II.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.



                            By:     /s/ Joseph Orning
                            Name:  Joseph Orning
                            Title: Vice President



Dated:  July 15, 2004

EXHIBIT INDEX

Exhibit No.           Description of Exhibit

          10.1 Pooling and Servicing Agreement, dated as of June 1, 2004, among Residential Asset Mortgage Products, Inc., as company, Residential Funding Corporation, as master servicer, and JPMorgan Chase Bank, as trustee.

          10.2 Assignment and Assumption Agreement, dated the June 29, 2004, between Residential Funding Corporation and Residential Asset Mortgage Products, Inc.

          10.3 Certificate Guaranty Insurance Policy No. 04030012 issued by the Certificate Insurer in respect of the Mortgage Asset-Backed Pass-Through Certificates, Series 2004-RZ2, Class A-I.

          10.4 Certificate Guaranty Insurance Policy No. 04030013 issued by the Certificate Insurer in respect of the Mortgage Asset-Backed Pass-Through Certificates, Series 2004-RZ2, Class A-II.